RCB SMALL CAP FUND
                   SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

                        SUPPLEMENT DATED AUGUST 13, 2001
                      TO PROSPECTUS DATED OCTOBER 27, 2000


Effective August 13, 2001, American Data Services, Inc. will be relocating the Transfer Agency operations to Omaha, Nebraska. Fund operations will not be affected in any way. However, all correspondence, purchases by check and written redemption requests should be mailed to the address noted below.

RCB Small Cap Fund
c/o American Data Services, Inc.
Post Office Box 542007
Omaha, NE 68154-1952

The Transfer Agent's toll-free telephone number is 1-800-282-2340.

Payments by wire transfer should be forwarded to the address noted below:

First National Bank of Omaha
Omaha, NE
ABA Routing # 104000016
RCB Small Cap Fund
DDA Account # 11298526
Account name (shareholder name)
Shareholder account number